UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 15, 2026

Citigroup Commercial Mortgage Trust 2026-MFAM1

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002143199)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-05	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 15, 2026, Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”) and Mischler Financial Group, Inc. (“Mischler”, and, collectively with CGMI, Academy, Bancroft and Drexel, in such capacity, the “Underwriters”), entered into an agreement with Citigroup Commercial Mortgage Securities Inc. (the “Depositor”), dated as of July 15, 2026 (the “Underwriting Agreement”), which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about July 29, 2026 (the exact date of such sale, the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $706,575,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of $110,275,000, to CGMI, Academy, Bancroft , Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of July 15, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, it is expected that Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) will cause the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2026 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, of the Citigroup Commercial Mortgage Trust 2026-MFAM1, Commercial Mortgage Pass-Through Certificates, Series 2026-MFAM1 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

CGMI is acting as lead manager in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated July 9, 2026, and by the Depositor’s Prospectus, dated July 15, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates will represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2026-MFAM1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 27 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of multifamily properties. The Mortgage Loans are expected to be acquired by the Depositor from Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI. The CREFI Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The assets of the Issuing Entity include a Mortgage Loan that is part of a Whole Loan as described in the Prospectus. Such Whole Loan is governed by a co-lender, intercreditor or similar agreement (a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Such Whole Loan will be serviced pursuant to the Pooling and Servicing Agreement. The Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement
Edison Grand	4.2

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated July 15, 2026. The related registration statement (file no. 333-286596) was originally declared effective on June 20, 2025. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 1	Underwriting Agreement

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	Edison Grand Co-Lender Agreement

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 15, 2026, which such certification is dated July 15, 2026

Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2026	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

CGCMT 2026-MFAM1– Form 8-K